Exhibit 10.1

                              AMENDMENT NO. 3
                          TO EMPLOYMENT AGREEMENT



     Amendment No. 3 to Employment Agreement dated as of February 1, 1995 as amended May 15, 1995 and September 11, 1997 (the "Employment Agreement") between Riddell, Inc., an Illinois corporation (the "Company"), and Dan Cougill.

     WHEREAS, the Employment Agreement, unless extended, expires on May 15, 1999 and the Company wishes to provide Mr. Cougill incentive to continue providing excellent leadership to the Company and to extend the term of the Employment Agreement.

     NOW, THEREFORE, for good and valuable consideration receipt of which is hereby acknowledged the parties hereto agree as follows:

 (1) Section 2 of the Employment Agreement be and hereby is amended to provide in full as follows:

    "2. Term.  This Agreement is for a term ("Term") commencing on the date of this Agreement and terminating on May 15, 2000, or upon the Executive's earlier death, disability or other termination of employment pursuant to Section 11."

 (2) All other provisions on the Employment Agreement shall remain n full force and effect.

Dated: May 28, 1998                      RIDDELL, INC.

                                    By:  DAVID MAUER
                                         --------------------------
                                         David Mauer
                                   Its:  Chief Executive Officer

                                         EXECUTIVE

                                         DAN COUGILL
                                         --------------------------
                                         Dan Cougill